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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):May 22, 2000

                             MCM CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    000-26489           48-1090909
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   (State or other jurisdiction of     (Commission        (IRS Employer
            incorporation)             File Number)      Identification No.)

                       4302 E. BROADWAY, PHOENIX, AZ 85040
                       -----------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (800) 265-8825

                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)






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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On May 22, 2000, Midland Acquisition Corporation, a Delaware corporation ("MAC") a wholly owned subsidiary of MCM Capital Group, Inc., a Delaware corporation ("MCM"), completed the acquisition of substantially all of the operating assets of West Capital Financial Services Corp., a California corporation ("West Capital"), and the assumption by MAC of certain operating liabilities of West Capital, pursuant to an Asset Purchase Agreement, dated May 11, 2000, between MAC and West Capital (the "Purchase Agreement"). In connection with the transaction, MCM entered into a Guaranty for the benefit of West Capital to guarantee certain obligations of MAC with regard to the transaction.

         The consideration for the acquisition consisted of 375,000 shares of MCM's common stock and the assumption of approximately $1.75 million in liabilities. The consideration was determined based on arms-length negotiations. The 375,000 shares had a value of approximately $632,812 based on a closing price of $1.6875 per share on May 22, 2000, as reported by Nasdaq National Market.

         The assets acquired include 3 portfolios of charged-off consumer receivables, all of the fixed assets of West Capital, and various agreements and rights, used by West Capital in the operation of its business. Various assets that were acquired pursuant to the Purchase Agreement were used as part of West Capital's business of collecting charged-off consumer receivables, including computer hardware and software, telephone equipment, and other related equipment. MCM intends to continue such use. As part of the transaction, all of the previous employees of West Capital were offered and accepted employment by Midland Credit Management, Inc. ("Midland Credit"), a wholly-owned subsidiary of MCM.

         In a separate but related transaction, MCM acquired a securitized portfolio of charged-off consumer receivables from WCFSC Consumer Receivables Recovery Trust 1995-1 (the "Trust"), a trust formed by WCFSC Special Purpose Corporation, a California corporation and wholly owned subsidiary of West Capital ("WCFSC SPC"). The acquisition was pursuant to a Trust Receivables Purchase Agreement, dated May 22, 2000, by and among MCM, West Capital, WCFSC SPC, WCFSC Special Purpose Corporation II, and Norwest Bank Minnesota, National Association, as Trustee for the Trust. The consideration for the acquisition consisted of 25,000 shares of MCM's common stock, 10,000 shares of Redeemable Preferred Stock of WCFSC Special Purpose Corporation II (the "Preferred Stock"), and a WCFSC Consumer Receivables Recovery Trust 1995-1 Note (the "Note"), with a remaining principal balance of approximately $228,000. The Preferred Stock and the Note were previously owned by SunAmerica Inc., the parent corporation of West Capital. MCM acquired the Preferred Stock and the Note from SunAmerica Inc. in a separate transaction for a nominal cash purchase price and other non-monetary consideration. The 25,000 shares of MCM common stock had a value of approximately $42,187 based on a closing price of $1.6875 per share on May 22, 2000 as reported by NASDAQ National Market.

         In a separate but related transaction, Midland Credit succeeded West Capital as servicer of a pool of charged-off consumer accounts that are owned by West Capital Receivables Corporation I, a California corporation and wholly-owned subsidiary of West Capital.


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         The press release related to the West Capital transactions is attached hereto as Exhibit 99.1.

ITEM 5.  OTHER EVENTS

New Management

         In conjunction with the West Capital transaction, effective May 23, 2000, the Board of Directors of MCM elected West Capital's Carl C. Gregory, III as President and Chief Executive Officer, Barry R. Barkley as Executive Vice President and Chief Financial Officer, and J. Brandon Black as Executive Vice President of the Company.

Nasdaq Notice

         On June 6, 2000, MCM announced that it had been notified by the National Association of Securities Dealers that the total value of its public float is below $5 million, the necessary threshold for continued listing on the NASDAQ National Market. The related press release is attached hereto as Exhibit 99.2.

Status of Securitization and Warehouse Events of Default

         On May 30, 2000, we failed to maintain the specified level of liquidity required pursuant to our 1999-1 Securitization and our 1999-A Warehouse financing, resulting in an Event of Default under both. We have received a Waiver of default through June 16, 2000. No assurance can be given that subsequent waivers will be obtained. See Form 10-Q filed May 22, 2000 for a detailed discussion regarding the effect of such an Event of Default.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)   Financial Statements of Businesses Acquired.

             It is impracticable to file with this Form 8-K the financial statements required by Item 7(a) with regard to the acquisition described in Item 2 above. Those financial statements will be filed, if necessary, by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

       (b)   Pro Forma Financial Information.

             It is impracticable to file with this Form 8-K the pro forma financial information required by Item 7(b) with regard to the acquisition described in Item 2 above. This information will be filed, if necessary, by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


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Exhibit No.       Description
-----------       -----------

     10.1 Asset Purchase Agreement, dated May 11, 2000, between Midland Acquisition Corporation and West Capital Financial Services Corp.

     10.2 Trust Receivables Purchase Agreement, dated May 22, 2000, by and among MCM Capital Group, Inc., West Capital Financial Services Corp., WCFSC Special Purpose Corporation, WCFSC Special Purpose Corporation II and Norwest Bank Minnesota, National Association, as Trustee for WCFSC Consumer Receivables Recovery Trust 1995-1.

     10.3 Registration Rights Agreement, dated May 22, 2000, by and among MCM Capital Group, Inc., West Capital Financial Services Corp., and WCFSC Special Purpose Corporation.

     10.4 Guaranty, dated May 22, 2000, by MCM Capital Group, Inc. for the benefit of West Capital Financial Services Corp.

     99.1 Press release dated May 23, 2000 announcing West Capital transaction.

     99.2 Press release dated June 6, 2000 announcing Nasdaq notification.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MCM CAPITAL GROUP, INC.


Date:  June  6, 2000                 By:  /s/ Barry R. Barkley
                                          --------------------------------
                                          Barry R. Barkley
                                          Executive Vice President and Chief
                                          Financial Officer (Principal Financial
                                          and Accounting Officer)





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                                         EXHIBIT INDEX

     10.1 Asset Purchase Agreement, dated May 11, 2000, between Midland Acquisition Corporation and West Capital Financial Services Corp.

     10.2 Trust Receivables Purchase Agreement, dated May 22, 2000, by and among MCM Capital Group, Inc., West Capital Financial Services Corp., WCFSC Special Purpose Corporation, WCFSC Special Purpose Corporation II and Norwest Bank Minnesota, National Association, as Trustee for WCFSC Consumer Receivables Recovery Trust 1995-1.

     10.3 Registration Rights Agreement, dated May 22, 2000, by and among MCM Capital Group, Inc., West Capital Financial Services Corp., and WCFSC Special Purpose Corporation.

     10.4 Guaranty, dated May 22, 2000, by MCM Capital Group, Inc. for the benefit of West Capital Financial Services Corp.

     99.1 Press release dated May 23, 2000 announcing West Capital transaction.

     99.2 Press release dated June 6, 2000 announcing Nasdaq notification.








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